Exhibit 99.2

BANKFINANCIAL CORPORATION

First QUARTER 2023

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2023	2022
	IQ	IVQ	IIIQ	IIQ	IQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.68%	0.86%	0.79%	0.62%	0.30%
Return on equity (ratio of net income to average equity) (1)	6.96	9.01	8.31	6.64	3.24
Net interest rate spread (1)	3.41	3.39	3.42	3.00	2.66
Net interest margin (1)	3.66	3.59	3.52	3.07	2.73
Efficiency ratio (2)	74.51	65.12	69.70	73.01	84.20
Noninterest expense to average total assets (1)	2.65	2.50	2.60	2.47	2.47
Average interest–earning assets to average interest–bearing liabilities	135.85	137.62	137.90	138.10	139.03
Number of full service offices	18	20	20	19	19
Employees (full time equivalents)	202	203	199	200	206

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$19,963	$12,046	$11,753	$10,655	$9,722
Interest-bearing deposits in other financial institutions	57,042	54,725	204,378	259,816	391,280
Securities, at fair value	170,239	210,338	199,339	158,951	132,634
Loans receivable, net	1,225,288	1,226,743	1,141,799	1,142,743	1,055,069
Foreclosed assets, net	1,393	476	524	842	968
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	1,246	—	—	—	—
Premises and equipment, net	22,955	24,956	24,949	25,103	24,939
Bank-owned life insurance	18,731	18,815	18,879	18,893	19,157
Deferred taxes	5,395	5,480	5,428	4,517	3,989
Other assets	14,368	14,373	14,957	16,132	15,143
Total assets	$1,544,110	$1,575,442	$1,629,496	$1,645,142	$1,660,391

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,315,214	$1,374,934	$1,425,258	$1,444,750	$1,461,605
Borrowings	35,000	—	—	—	5,000
Subordinated notes, net of unamortized issuance costs	19,645	19,634	19,623	19,612	19,601
Other liabilities	21,892	29,203	33,545	26,650	20,290
Total liabilities	1,391,751	1,423,771	1,478,426	1,491,012	1,506,496
Stockholders’ equity	152,359	151,671	151,070	154,130	153,895
Total liabilities and stockholders’ equity	$1,544,110	$1,575,442	$1,629,496	$1,645,142	$1,660,391

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023	2022
	IQ	IVQ	IIIQ	IIQ	IQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,160	$16,064	$14,930	$12,884	$11,418
Total interest expense	2,660	2,076	1,008	754	643
Net interest income	13,500	13,988	13,922	12,130	10,775
Provision for credit losses	48	743	350	459	276
Net interest income after provision for credit losses	13,452	13,245	13,572	11,671	10,499
Noninterest income	313	1,406	1,287	1,839	1,444
Noninterest expense	10,292	10,039	10,601	10,199	10,289
Income before income tax	3,473	4,612	4,258	3,311	1,654
Income tax expense	840	1,174	1,037	744	386
Net income	$2,633	$3,438	$3,221	$2,567	$1,268
Basic and diluted earnings per common share	$0.21	$0.27	$0.25	$0.19	$0.10

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$816	$835	$829	$826	$781
Loan servicing fees	129	240	59	190	101
Trust insurance commissions and annuities income	367	266	287	262	338
(Loss) earnings on bank-owned life insurance	(84)	(64)	(14)	11	28
Bank-owned life insurance death benefit	—	—	—	446	—
Losses on sales of securities	(454)	—	—	—	—
Valuation adjustment on bank premises held-for-sale	(553)	—	—	—	—
Other	92	129	126	104	196
Total noninterest income	$313	$1,406	$1,287	$1,839	$1,444

Noninterest Expense
Compensation and benefits	$5,555	$5,366	$5,241	$5,489	$5,480
Office occupancy and equipment	2,038	1,944	1,970	1,933	2,134
Advertising and public relations	190	202	138	208	142
Information technology	849	926	894	895	851
Professional fees	317	262	245	412	373
Supplies, telephone, and postage	359	342	342	362	347
FDIC insurance premiums	154	111	134	106	116
Other	830	886	1,637	794	846
Total noninterest expense	$10,292	$10,039	$10,601	$10,199	$10,289

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023	2022
	IQ	IVQ	IIIQ	IIQ	IQ
LOANS
One–to–four family residential real estate	$21,475	$23,133	$24,523	$26,290	$28,268
Multi–family mortgage	544,673	537,394	482,462	486,208	435,835
Nonresidential real estate	123,360	119,705	115,770	115,910	99,692
Commercial loans and leases	544,216	553,056	524,067	519,963	496,488
Consumer	1,596	1,584	2,363	1,574	1,572
	1,235,320	1,234,872	1,149,185	1,149,945	1,061,855
Allowance for credit losses	(10,032)	(8,129)	(7,386)	(7,202)	(6,786)
Loans, net	$1,225,288	$1,226,743	$1,141,799	$1,142,743	$1,055,069

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$173	$215	$592	$268	$348
Multi–family mortgage	17,097	67,888	44,690	75,679	35,661
Nonresidential real estate	5,436	7,694	8,947	21,254	5,837
Commercial loans	181,227	179,421	168,438	183,464	184,290
Equipment finance	24,623	90,157	53,982	90,267	30,821
Consumer	565	544	544	563	496
	$229,121	$345,919	$277,193	$371,495	$257,453
Weighted average interest rate	8.67%	6.88%	6.26%	4.87%	4.56%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$1,826	$1,525	$2,296	$2,233	$2,324
Multi–family mortgage	10,151	13,465	48,158	26,156	25,598
Nonresidential real estate	1,967	3,708	9,460	5,018	8,823
Commercial loans	168,461	177,205	160,502	197,912	170,543
Equipment finance	45,250	64,144	56,779	51,671	38,701
Consumer	615	541	525	557	587
	$228,270	$260,588	$277,720	$283,547	$246,576
Weighted average interest rate	8.20%	6.97%	5.88%	4.94%	4.42%

(1)	Net deferred loan origination costs are included in loans receivable by class.
(2)	Multi–family mortgage includes a single construction loan at March 31, 2023, December 31, 2022, September 30, 2022 and June 30, 2022.
(3)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(4)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023	2022
	IQ	IVQ	IIIQ	IIQ	IQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$55	$92	$715	$323	$330
Commercial loans and leases	8,807	1,310	525	610	101
Consumer	—	5	—	—	—
	8,862	1,407	1,240	933	431

Loans past due over 90 days still accruing	—	238	415	753	1,531

Foreclosed assets, net
Other real estate owned	472	472	243	274	274
Other foreclosed assets	921	4	281	568	694
	1,393	476	524	842	968

Nonperforming assets	$10,255	$2,121	$2,179	$2,528	$2,930

Asset Quality Ratios
Nonperforming assets to total assets	0.66%	0.13%	0.13%	0.15%	0.18%
Nonperforming loans to total loans (1)	0.72	0.13	0.14	0.15	0.18
Nonperforming commercial-related loans to total commercial-related loans (2)	0.73	0.13	0.08	0.12	0.16
Nonperforming residential and consumer loans to total residential and consumer loans	0.24	0.39	2.66	1.16	1.11
Allowance for credit losses to nonperforming loans	113.20	494.16	446.28	427.16	345.87

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$645,768	$634,482	$575,526	$579,455	$514,434
% FFIEC total capital	374.63%	365.95%	329.27%	331.26%	295.56%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$122,213	$101,052	$103,745	$121,717	$153,558
% FFIEC total capital	70.90%	58.28%	59.35%	69.58%	88.22%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family mortgage, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023	2022
	IQ	IVQ	IIIQ	IIQ	IQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$280	$327	$163	$424	$433
Multi–family mortgage	148	—	—	—	—
Commercial loans and leases	3,846	4,041	50	56	63
Consumer	5	4	4	5	3
	$4,279	$4,372	$217	$485	$499

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$8,129	$7,386	$7,202	$6,786	$6,715
Impact of adopting ASC 326	1,907	—	—	—	—
Charge–offs:
One-to-four family residential real estate	—	—	(71)	(1)	(4)
Nonresidential real estate	—	—	—	—	(192)
Commercial loans and leases	(79)	(1)	(104)	(51)	—
Consumer	(22)	(12)	(16)	(15)	(18)
	(101)	(13)	(191)	(67)	(214)
Recoveries:
One-to-four family residential real estate	5	4	2	3	2
Multi-family mortgage	5	5	6	4	5
Nonresidential real estate	—	—	2	2	—
Commercial loans and leases	1	4	15	—	1
Consumer	1	—	—	15	1
	12	13	25	24	9

Net charge–offs	(89)	—	(166)	(43)	(205)
Provision for credit losses - loans	85	743	350	459	276
Ending balance	$10,032	$8,129	$7,386	$7,202	$6,786

Allowance for credit losses to total loans	0.81%	0.66%	0.64%	0.63%	0.64%
Net charge–offs ratio (1)	(0.03)	—	(0.06)	(0.02)	(0.08)

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023	2022
	IQ	IVQ	IIIQ	IIQ	IQ
DEPOSITS
Noninterest–bearing demand	$287,493	$280,625	$307,116	$311,408	$339,504
Interest–bearing NOW accounts	360,441	400,416	409,135	400,405	384,665
Money market accounts	273,256	302,863	314,436	334,237	330,094
Savings deposits	200,659	204,506	206,048	205,590	207,201
Certificates of deposit - retail	193,116	186,524	188,278	192,616	198,911
Certificates of deposit - wholesale	249	—	245	494	1,230
	$1,315,214	$1,374,934	$1,425,258	$1,444,750	$1,461,605

SELECTED AVERAGE BALANCES
Total average assets	$1,553,445	$1,605,375	$1,632,775	$1,648,736	$1,666,086
Total average interest–earning assets	1,494,248	1,546,499	1,571,188	1,586,230	1,601,040
Average loans	1,225,636	1,158,474	1,147,154	1,096,005	1,050,668
Average securities	212,344	215,359	187,163	141,603	116,360
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	48,778	165,176	229,381	341,132	426,522
Total average interest–bearing liabilities	1,099,950	1,123,780	1,139,368	1,148,577	1,151,564
Average interest–bearing deposits	1,066,321	1,104,152	1,119,751	1,126,883	1,126,969
Average borrowings and Subordinated notes	33,629	19,628	19,617	21,694	24,595
Average stockholders’ equity	151,417	152,672	155,000	154,634	156,492

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.39%	4.12%	3.77%	3.26%	2.89%
Average loans	4.76	4.57	4.40	4.28	4.17
Average securities	2.13	2.04	1.74	1.22	1.04
Average other interest–earning assets	4.66	3.69	2.22	0.80	0.21
Total average interest–bearing liabilities	0.98	0.73	0.35	0.26	0.23
Average interest–bearing deposits	0.87	0.67	0.29	0.20	0.16
Average cost of total deposits	0.70	0.53	0.22	0.15	0.12
Average cost of retail and commercial deposits	0.87	0.67	0.29	0.20	0.15
Average cost of wholesale deposits, borrowings and Subordinated notes	4.34	4.01	3.96	3.62	3.16
Average cost of funds	0.79	0.58	0.27	0.21	0.18
Net interest rate spread	3.41	3.39	3.42	3.00	2.66
Net interest margin	3.66	3.59	3.52	3.07	2.73

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023	2022
	IQ	IVQ	IIIQ	IIQ	IQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	9.87%	9.63%	9.27%	9.37%	9.27%
Tangible equity to tangible total assets (end of period)	9.87	9.63	9.27	9.37	9.27
Risk–based total capital ratio	16.98	17.00	17.97	18.49	19.82
Common Tier 1 (CET1)	14.34	14.43	15.32	15.78	16.94
Risk–based tier 1 capital ratio	14.34	14.43	15.32	15.78	16.94
Tier 1 leverage ratio	10.03	9.73	9.55	9.48	9.32
Tier 1 capital	$155,789	$156,086	$155,725	$156,085	$155,164
BankFinancial, NA (2)
Risk–based total capital ratio	15.88%	16.04%	17.19%	17.68%	19.01%
Common Tier 1 (CET1)	15.04	15.28	16.47	16.95	18.27
Risk–based tier 1 capital ratio	15.04	15.28	16.47	16.95	18.27
Tier 1 leverage ratio	10.52	10.31	10.26	10.18	10.05
Tier 1 capital	$163,249	$165,252	$167,403	$167,723	$167,268

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$8.75	$10.53	$9.46	$9.39	$10.36
High	10.59	10.60	10.27	10.78	11.27
Low	8.55	9.06	9.18	9.30	10.30
Common shares outstanding	12,693,993	12,742,597	12,922,174	13,153,485	13,178,485
Book value per share	$12.00	$11.90	$11.69	$11.72	$11.68
Tangible book value per share	$12.00	$11.90	$11.69	$11.72	$11.68
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	48.36%	37.45%	40.53%	51.24%	104.33%
Stock repurchases	$502	$1,760	$2,313	$254	$539
Stock repurchases – shares	48,604	179,577	231,311	25,000	50,000

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,633	$3,438	$3,221	$2,567	$1,268
Weighted average basic and dilutive common shares outstanding	12,721,841	12,861,529	13,060,266	13,165,023	13,204,041
Basic and diluted earnings per common share	$0.21	$0.27	$0.25	$0.19	$0.10

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

The Bank's current required minimum Community Bank Leverage Ratio is 9.00%. The Community Bank Leverage Ratio is equal to the Bank's Tier 1 Leverage Ratio.  Other BankFinancial, NA capital data is included for informational purposes only.